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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington D. C.  20549

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                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report
(Date of earliest event reported):                 May 23, 1994




                              Hecla Mining Company
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or other jurisdiction of incorporation)



         1-8491                                          82-0126240
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(Commission File Number)                       (IRS Employer Identification No.)



6500 Mineral Drive
Coeur d'Alene, Idaho                                            83814-8788
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(Address of principal executive offices)                        (Zip Code)



                                 (208) 769-4100
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                        (Registrant's Telephone Number)





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Item 5.  Other Events.

                 In connection with the acquisition of Equinox Resources Ltd. by Hecla Mining Company, a Delaware corporation, ("Hecla"), Hecla reports sales of $37,028,000 and a net loss of $8,137,000, or $.20 per share, after a $2,012,500 dividend to preferred shareholders, for the four months ended April 30, 1994, which includes the operations of Equinox Resources Ltd. This business combination, which was completed on March 11, 1994, has been accounted for as a pooling of interests.

                 For additional information with respect to Hecla and Equinox Resources Ltd., reference is made to Hecla's Current Report on Form 8-K, dated March 11, 1994, as amended by the Form 8-K/A Amendment No. 1, filed May 2, 1994 and Hecla's Form 10-Q for the quarterly period ended March 31, 1994.





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                                   SIGNATURE


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                   HECLA MINING COMPANY



                                   By:  /s/  Michael B. White
                                      ---------------------------------
                                      Michael B. White
                                      Vice President - General Counsel
                                        and Secretary


Dated:  May 23, 1994





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